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                                                                   EXHIBIT 10.24

                       HCA BOARD OF DIRECTOR COMPENSATION

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          HCA BOD PAY ELEMENT                                  RECOMMENDATIONS
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
Annual Retainer                            -  $55,000 base value
                                           -  Choice of cash, restricted stock (RS) or restricted
                                              stock units (RSUs)
                                              -  25% premium for RS or RSUs with 2-year cliff vesting
                                              -  Pro-rata acceleration upon death or disability
                                              -  Immediate forfeiture of RS upon voluntary
                                                 or involuntary termination
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Board Meeting Fees                         -  $2,000 per meeting
                                           -  Paid in cash
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Committee Member Retainer (annual)         -  $3,000 per Committee
                                              -  Same choices as annual retainer
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Committee Meeting Fees                     -  $1,500 per meeting
(all members)                                 -  Paid in cash
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Committee Chair Retainer (annual)
    -  Audit                               -  $20,000
    -  All Other                           -  $10,000
                                              -  Same choices as annual retainer
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Long-Term Incentives (ongoing)             -  $100,000 Black-Scholes value delivered in stock options following re-election to the Board
                                              -  10-year term
                                              -  Vest 20% per year, with 1st year vesting immediately
                                              -  Immediate vesting upon termination due to change in
                                                 control, death, disability, or retirement
                                              -  Immediate forfeiture of vested and unvested options upon termination due to cause
                                              -  Immediate forfeiture of unvested options at voluntary or involuntary termination
                                              -  Ability to exercise options within 1 year of termination due to death or disability and within 3 years of retirement
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Long-Term Incentives (initial)             -  5,000 Restricted Shares, upfront grant for new Directors only
                                              -  3-year ratable vesting
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